UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 26, 2004


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                        0-26509                65-0601272
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
   of incorporation)                                         Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 690-6900
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_|  Pre-commencement
         communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         AGREEMENT WITH EAST KENTUCKY POWER COOPERATIVE, INCORPORATED

         On October 26, 2004, our Tennessee subsidiary, National Coal Corporation, entered into a Coal Supply Agreement with East Kentucky Power Cooperative, Incorporated ("EKP"). The Agreement provides that National Coal Corporation will sell, and EKP will purchase, a specified amount of coal at fixed prices over the four year term of the Agreement. No other material relationships exist between the issuer or National Coal Corporation and EKP.

         AGREEMENT TO ACQUIRE MINING ASSETS

         On  October  26,  2004,   our  Tennessee   subsidiary,   National  Coal
Corporation, completed the purchase of certain assets of Robert Clear Coal Corporation ("Robert Clear"). Pursuant to the terms of an Asset Purchase Agreement with Robert Clear dated October 26, 2004, which superseded an Asset Purchase Agreement with Robert Clear dated September 1, 2004, National Coal acquired mining equipment and the mining rights and permits on 7,000 acres of land located in the Elk Valley area of Eastern Tennessee, for approximately $5.5 million plus the assumption of certain current liabilities of Robert Clear. National Coal has also replaced approximately $3.9 million of the seller's reclamation and other bonds for the property. Prior to the execution of the purchase agreement, no material relationship existed between National Coal and Robert Clear. The press release announcing the closing of the purchase transaction is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         Reference is made to the description of our acquisition of assets from Robert Clear under Item 1.01 above, which description is incorporated in this
Item 2.01 by this reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         In connection with our purchase of assets of Robert Clear, we posted a $3.89 million standby letter of credit from Seveir Couny Bank in favor of Office of Surface Mining, Department of Interior to replace $3.89 million of the seller's reclamation and other bonds for the acquired property.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1     Press   Release   announcing   the   closing  of  the
                           acquisition  by  National  Coal  Corporation  of  the
                           Assets of Robert Clear Coal Corporation, dated October 26, 2004.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NATIONAL COAL CORP.



Date:    November 1, 2004                   By:  /s/ Robert Chmiel
                                                 -------------------------------
                                                 Robert Chmiel
                                                 Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1 Press Release announcing the closing of the acquisition by National Coal Corporation of the Assets of Robert Clear Coal Corporation, dated October 26, 2004.


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